                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that James A. Conrad does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert L. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.



                                             /s/ James A. Conrad
                                             ___________________________________
                                             James A. Conrad

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Robert R. Densmore does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.


                                             /s/ Robert R. Densmore
                                             ___________________________________
                                             Robert R. Densmore

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that James H. Ozanne does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, Robert R.
Densmore and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.


                                             /s/ James H. Ozanne
                                             ___________________________________
                                             James H. Ozanne

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Gordon S. Macklin does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.



                                             /s/ Gordon S. Macklin
                                             ___________________________________
                                             Gordon S. Macklin

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Michael C. Allemang does hereby make, constitute and appoint Mark A. Janssen, Robert R. Densmore, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.


                                             /s/ Michael C. Allemang
                                             ___________________________________
                                             Michael C. Allemang

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Terry Baxter does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.



                                             /s/ Terry Baxter
                                             ___________________________________
                                             Terry Baxter

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Robert P. Keller does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.



                                             /s/ Robert P. Keller
                                             ___________________________________
                                             Robert P. Keller

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Allan L. Waters does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.


                                             /s/ Allan L. Waters
                                             ___________________________________
                                             Allan L. Waters

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


  KNOW ALL MEN by these presents that Roger K. Taylor does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and James A. Conrad, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1996, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the seventh day of March, 1997.



                                             /s/ Roger K. Taylor
                                             ___________________________________
                                             Roger K. Taylor